EXHIBIT 10.64(a)

AMENDMENT TO
CREDIT AGREEMENT

    This AMENDMENT TO THE CREDIT AGREEMENT dated as of December 19, 2008 (this “Amendment”) with respect to that certain Credit Agreement dated as of October 20, 2008, between US AIRWAYS, INC., a Delaware corporation (the “Borrower”) and REPUBLIC AIRWAYS HOLDINGS INC. (the “Lender”) (the “Credit Agreement”).

W I T N E S S E T H:

    WHEREAS, the Borrower and the Lender have agreed to modify a certain definition in the Credit Agreement in order to rectify a clerical error in the original definition.

    NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

    2. Amendment to Section 1.1 of the Credit Agreement (Defined Terms).

Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition as follows:

    “Interest Payment Date”:  (i) for the Initial Term Loan, the Interest Payment Dates shall be as follows: January 31, 2009, April 30, 2009, July 31, 2009, and October 31, 2009 (and in the event the Delayed Draw Term Loan is funded, the Interest Payment Dates with respect to the Initial Term Loan shall also include January 31, 2010, April 30, 2010, July 31, 2010, October 31, 2010, January 31, 2011, April 30, 2011, July 31, 2011 and October 31, 2011); and (ii) for the Delayed Draw Term Loan, the Interest Payment Dates shall be as follows: July 31, 2009, October 31, 2009, January 31, 2010, April 30, 2010, July 31, 2010, October 31, 2010, January 31, 2011, April 30, 2011, July 31, 2011 and October 31, 2011.”

    3. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    4. Miscellaneous.  This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

US AIRWAYS, INC.,
as Borrower

By:	/s/ Dion Flannery, VP US Airways
Name: Dion Flannery
Title: Vice President

REPUBLIC AIRWAYS HOLDINGS INC.,
as Lender

By:	/s/ Bryan Bedford
Name: Bryan Bedford
Title: President